Exhibit 10.3
WARRANT AGREEMENT
This Warrant Agreement (this “Agreement”) is made as of [●], 2026, between Enhanced Group Inc., a corporation organized under the laws of Texas, with principal executive offices at 169 Madison Avenue, Suite 15101, New York, New York 10019-9601 (the “Company”), and [Investor], [a [Description of Investor]], [with offices at [Investor registered office (if an entity)]/[of [Investor address (if a natural person)] (the “Investor” and, together with the Company, the “Parties” and each, a “Party”).
WHEREAS, the Company and the Investor are parties to that certain simple agreement for future equity, dated November 25, 2025 (the “SAFE”), pursuant to which the Investor paid a purchase amount of $[Purchase Amount] (the “Purchase Amount”);
WHEREAS, pursuant to Section 1(c) of the SAFE, if the Company consummates a Business Combination (as defined in the SAFE) before the first anniversary of the Effective Date of the SAFE, the SAFE shall automatically convert, immediately prior to the consummation of such Business Combination, into a number of shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), equal to the Business Combination Share Amount, as defined in the SAFE;
WHEREAS, pursuant to Section 2 of the SAFE, subject to and contemporaneously with such conversion, the Investor is entitled to receive a number of warrants (each, a “Warrant”, and, together, the “Warrants”) equal to fifty percent (50%) of the number of shares of Class A Common Stock issued to the Investor upon such conversion, each warrant to purchase one share of Class A Common Stock at a strike price determined pursuant to Section 1(c) of the SAFE, and otherwise on substantially the same terms and conditions as the units that were issued to certain parties in connection with the initial public offering of A Paradise Acquisition Corp. (the “SPAC”); and
WHEREAS, the Parties desire to document in this Agreement the terms and conditions applicable to the Warrants.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the SAFE, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    Definitions.
1.1    Certain Definitions. As used in this Agreement:
a)“Agreement” has the meaning given to that term in the Preamble.
b)“Alternative Issuance” has the meaning given to that term in Section 4.5 (Reorganizations, Mergers, Consolidations, Asset Sales, etc.) of this Agreement.

c)“Business Combination” means the merger between the Company (or any of its subsidiaries) and the SPAC (or any subsidiary thereof), including, for the avoidance of doubt, any mergers, share exchanges, amalgamations, asset acquisitions, reorganizations or other similar business combinations that form part of a chain of such transaction.
d)“Business Day” means a day (other than Saturday, Sunday or public holiday) on which banks in New York City are generally open for normal business.
e)“Class A Common Stock” has the meaning given to that term in the Recitals.
f)“Closing” means the closing of the Business Combination.
g)“Commission” has the meaning given to that term in Section 7.4 (Resale Shelf Registration) of this Agreement.
h)“Company” has the meaning given to that term in the Recitals.
i)“Early Expiration Date” has the meaning given to that term in Section 3.2 (Term of Warrants) of this Agreement.
j)“Exercise Notice” has the meaning given to that term in Section 3.3 (Exercise Mechanics) of this Agreement.
k)“Original Expiration Date” has the meaning given to that term in Section 3.2 (Term of Warrants) of this Agreement.
l)“Parties” has the meaning given to that term in the Recitals.
m)“Purchase Amount” has the meaning given to that term in the Recitals.
n)“Resale Shelf Registration Statement” has the meaning given to that term in Section 7.4 (Resale Shelf Registration) of this Agreement.
o)“SAFE” has the meaning given to that term in the Recitals.
p)“Securities Act” means the Securities Act of 1933, as amended.
q)“SPAC” has the meaning given to that term in the Recitals.
r)“Trading Day” means any day on which the principal securities exchange or market on which shares of the Company’s listed common stock are traded is open for trading.
s)“Transaction Support Agreement” means the transaction support agreement between the Company and the Investor, entered into in connection with the issuance of the SAFE.

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t)“Warrant” has the meaning given to that term in the Recitals.
u)“Warrant Agent” has the meaning given to that term in Section 2.3 (Warrant Agent) of this Agreement.
v)“Warrant Price” has the meaning given to that term in Section 3.1 (Warrant Price) of this Agreement.
w)“Warrant Stock” means the shares of Class A Common Stock issuable upon exercise of a Warrant.
1.2    All defined terms used but not defined herein shall have the meanings given to such terms in the SAFE.
2.    Warrants.
2.1    Issuance of Warrants.
a)The Company hereby issues to the Investor a total of [Number of Warrants] Warrants, such number being equal to fifty percent (50%) of the number of shares of Class A Common Stock issued to the Investor upon conversion of the SAFE held by such Investor (rounded down to the nearest whole Warrant).
b)The issuance of Warrants pursuant to this Section 2.1 constitutes the Company’s performance in full of its warrant issuance obligations under Section 2 of the SAFE.
2.2    Form.
a)The Warrants shall be issued in registered form and shall be represented by book‑entry positions on the records of the Company (or the Warrant Agent, if applicable) in the name of the Investor.
b)The Company (or, to the extent a Warrant Agent is appointed pursuant to the terms of Section 2.3, such Warrant Agent) shall cause to be kept a register (the “Warrant Register”) in which the name and address of each registered holder of Warrants and the number of Warrants held by each are recorded.
c)The Company and any Warrant Agent may treat the person in whose name a Warrant is registered in the Warrant Register as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.
d)Each book-entry position representing Warrants shall bear the following restrictive legend:
“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE

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SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED, OTHER THAN TO THE COMPANY OR A SUBSIDIARY THEREOF, IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.
THIS WARRANT IS ISSUED PURSUANT TO THAT CERTAIN WARRANT AGREEMENT, DATED AS OF [●], 2026. ANY HOLDER OF THIS WARRANT TAKES SUCH WARRANT SUBJECT TO THE TERMS AND CONDITIONS OF SUCH WARRANT AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREOF NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN.”
e)Each book-entry position representing shares of Warrant Stock shall bear the following restrictive legend:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED, OTHER THAN TO THE COMPANY OR A SUBSIDIARY THEREOF, IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.
THESE SECURITIES ARE ISSUED PURSUANT TO THAT CERTAIN WARRANT AGREEMENT, DATED AS OF [●], 2026, AND SUBJECT TO THAT CERTAIN TRANSACTION SUPPORT AGREEMENT, DATED AS OF NOVEMBER 25, 2025, EACH BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN. ANY HOLDER OF THESE SECURITIES TAKES SUCH SECURITIES SUBJECT TO THE TERMS AND CONDITIONS OF SUCH WARRANT AGREEMENT AND TRANSACTION SUPPORT AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREOF

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NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN.”
2.3    Warrant Agent. The Company may, in its sole discretion, from time to time appoint one or more banks, trust companies or other qualified persons to act as warrant agent or registrar for the Warrants (any such person, a “Warrant Agent”) and may enter into one or more agreements with any such Warrant Agent to provide administrative services with respect to the Warrants. Any such appointment, and any rights of a Warrant Agent under such appointment, shall be solely as agreed between the Company and such Warrant Agent and shall not create any rights or obligations on the part of the Investor, except to the extent the Investor elects to deliver Warrants or Exercise Notices through such Warrant Agent in accordance with this Agreement.
3.    Terms and Exercise of Warrants.
3.1    Warrant Price. Each Warrant shall entitle the registered holder thereof, subject to the provisions of this Agreement, to purchase from the Company one share of Warrant Stock at a price per share of Warrant Stock (the “Warrant Price”) equal to $[●], which is the price calculated by dividing the Purchase Amount by the number of shares of Class A Common Stock issued to the Investor pursuant to the conversion of the SAFE.
3.2    Term of Warrants.
a)Each Warrant may be exercised during the period commencing on the date of the Closing and ending at 5:00 p.m., New York City time, on the date that is two (2) years after the Closing (the “Original Expiration Date”), unless earlier terminated in accordance with this Agreement.
b)If, at any time after the Closing, the last reported sale price of the Company’s Class A common stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, combinations and similar events) for at least 20 Trading Days within any thirty (30) consecutive Trading Day period, the Company shall have the right (but not the obligation), by providing not less than thirty (30) days’ prior written notice to the registered holder of the Warrants, to fix a new expiration date (the “Early Expiration Date” and, together with the Original Expiration Date, the “Expiration Date”); provided that such Early Expiration Date shall be not less than sixty (60) days after the date such notice is given, and shall not be later than the Original Expiration Date.
c)Any Warrants that remain unexercised as of the applicable Expiration Date shall be deemed void and of no further force or effect..

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3.3    Exercise of Warrants.
a)Where to Exercise. Subject to the provisions of this Agreement, a Warrant may be exercised, in whole or in part, by the registered holder thereof during the period in which it is exercisable by delivery of an Exercise Notice:
(i)at the principal office of the Company: or
(ii)if the Company has appointed a Warrant Agent and designated such Warrant Agent for such purpose, at the office of such Warrant Agent specified by the Company in a notice to registered holders of Warrants.
b)Exercise Mechanics. To exercise any Warrant, the registered holder thereof shall:
(i)deliver appropriate instructions through to the Company or Warrant Agent, as applicable;
(ii)deliver to the Company (or Warrant Agent, as applicable) a duly completed and executed notice of exercise in the form attached (the “Exercise Notice”); and
(iii)pay in full the aggregate Warrant Price for the number of shares of Warrant Stock being purchased, in lawful money of the United States, by wire transfer of immediately available funds or by certified or official bank check payable to the order of the Company (or as the Company may otherwise direct), together with any applicable transfer or issue taxes.
c)Partial Exercise. A Warrant may be exercised in part.
d)No Cashless Exercise. For the avoidance of doubt, Warrants may only be exercised by payment in cash of the Warrant Price in accordance with this Section 3.3; no “cashless” or “net share” exercise shall be permitted unless the Parties expressly agree in writing to amend this Agreement to provide otherwise.
3.4    Issuance of Shares of Class A Common Stock Upon Exercise.
a)Issuance Obligations. As soon as reasonably practicable after the exercise of any Warrant in accordance with Section 3.3 and the clearance of the corresponding funds, the Company shall:
(i)issue to the exercising holder the number of shares of Warrant Stock to which such holder is entitled upon such exercise; and

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(ii)cause such shares of Warrant Stock to be registered in the name of the exercising holder (or its designee) in the Company’s register of members and reflected in book-entry form.
b)Validity of Shares of Class A Common Stock. All shares of Warrant Stock issued upon due exercise of Warrants in conformity with this Agreement and the Company’s constitutional documents shall be validly issued, fully paid and non‑assessable, free and clear of any liens or encumbrances arising by or through the Company (other than restrictions imposed, as applicable, by this Agreement, the SAFE, applicable securities laws, and any other agreement binding such holder).
c)Date of Issuance / Record Date. The person in whose name any shares of Warrant Stock are issued and recorded in the register of members shall be deemed, for all corporate purposes, to have become the holder of record of such shares of Warrant Stock on the date on which the Exercise Notice was duly surrendered in accordance with the terms of this Agreement and payment of the Warrant Price was made (or, if such date is a date when the share transfer books are closed, on the next succeeding Business Day on which such books are open), irrespective of the date of actual issuance and delivery of such shares of Warrant Stock.
3.5    No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not be required to issue fractional shares of Warrant Stock upon the exercise of any Warrant. If, by reason of any exercise, the holder would be entitled to receive a fractional interest in a share of Warrant Stock, the Company shall round down to the nearest whole number of shares of Warrant Stock to be issued to such holder, and no cash or other consideration shall be paid in lieu thereof.
4.    Adjustments.
4.1    Share Dividends; Subdivisions (Forward Splits). If, after the date hereof, the number of outstanding shares of Class A Common Stock is increased by a share dividend or distribution payable in Class A Common Stock; or by a subdivision of the shares of Class A Common Stock, or other similar event, then, on the effective date of such event, the number of shares of Warrant Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Class A Common Stock and the Warrant Price shall be decreased in inverse proportion, so that the aggregate Warrant Price payable for the full number of shares of Warrant Stock issuable upon exercise of a Warrant immediately before and immediately after such event remains the same (subject to rounding).
4.2    Aggregation of Shares (Reverse Splits). If, after the date hereof, the number of outstanding shares of Class A Common Stock is decreased by a consolidation, combination, reverse split, or other similar event, then, on the effective date of such event, the number of shares of Warrant Stock issuable upon exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Class A Common Stock and the Warrant Price shall be

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increased in inverse proportion, so that the aggregate Warrant Price payable for the full number of shares of Warrant Stock issuable upon exercise of a Warrant immediately before and immediately after such event remains the same (subject to rounding).
4.3    Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to all or substantially all of the holders of shares of Class A Common Stock on account of such shares of Class A Common Stock, other than (a) as described in Section 4.1 above, or (b) ordinary cash dividends consistent with past practice, then the Warrant Price shall be decreased, effective immediately after the record date for such dividend or distribution, by the fair market value (as determined by the Company’s board of directors) of the cash or other securities or assets paid on each share of Class A Common Stock in respect of such extraordinary dividend or distribution, appropriately adjusted to avoid issuing any shares of Warrant Stock below par value.
4.4    Adjustments in Warrant Price. Whenever the number of shares of Warrant Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 4.1 and 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Warrant Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Warrant Stock so purchasable immediately thereafter.
4.5    Reorganizations, Mergers, Consolidations, Asset Sales, etc. In the event of any reclassification or reorganization of the outstanding shares of Class A Common Stock (other than a change covered by Section 4.1 or 4.2 or a change that solely affects par value), or in the case of any merger or consolidation of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, then each Warrant shall, after such event, entitle the holder to purchase and receive, upon exercise of the Warrant, the kind and amount of securities, cash or other property that such holder would have received if such holder had exercised such Warrant in full immediately prior to such event (the “Alternative Issuance”). If the holders of shares of Class A Common Stock are entitled to elect the form of consideration in such transaction, the Alternative Issuance shall be determined on the basis of the weighted-average consideration received by such holders who made such an election.
4.6    Other Events. If any event occurs of a type not specifically addressed in this Section 4 (including any recapitalization, spin-off or similar transaction) but that, in the judgment of the Company’s board of directors, would require an adjustment to the terms of the Warrants in order to (a) avoid an inequitable reduction or enlargement of the rights represented by the Warrants and (b) effectuate the intent and purpose of this Section 4, then the Company shall make such adjustment to the Warrant Price, the number or kind of shares of Warrant Stock

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or other property issuable upon exercise, and/or other terms of the Warrants as the board of directors determines to be equitable, following the adjustment principles set forth above by analogy.
4.7    Notices of Adjustments and Events. Upon every adjustment of the Warrant Price or the number of shares of Warrant Stock issuable upon exercise of a Warrant, the Company shall promptly furnish to the holders of Warrants a notice setting forth in reasonable detail the event requiring the adjustment, the method of calculation, and the adjusted Warrant Price and/or number or type of shares of Warrant Stock issuable upon exercise, and in the case of any event described in Section 4.1, 4.2, 4.3, 4.4 or 4.5, the Company shall also provide reasonable advance notice to registered holders of Warrants of the applicable record date or effective date of such event, to the extent practicable. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.
4.8    No Adjustment for Certain Events; No Issuance Below Par. No adjustment to the Warrant Price or the number of shares of Warrant Stock shall be made for any issuance of securities pursuant to any equity incentive plan or similar arrangement approved by the Company’s board of directors in the ordinary course, or for any increase in the Unissued Option Pool contemplated by the SAFE that is already taken into account in the definition of “Company Capitalisation” therein, and in no event shall the Warrant Price be reduced to less than the par value per share of the shares of Warrant Stock.
5.    Transfer and Exchange of Warrants.
5.1    Transfer; Warrant Register. The Warrants may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by Investor without the prior written consent of the Company in its sole discretion; provided that such consent shall not be unreasonably withheld in the event that the Investor desires to assign all of the Warrants and this Agreement to an Affiliate of Investor in compliance with all federal and state securities laws and Section 5.3 below; provided, further, that if such Affiliate ceases to be an Affiliate of Investor, such Affiliate shall immediately re-transfer the Warrants and this Agreement back to Investor. As used herein, “Affiliate” has the definition given such term in Rule 405 of the Securities Act.
5.2    Lock-Up. The Investor agrees that it shall not transfer any shares of Warrant Stock otherwise than in accordance with the terms of the Transaction Support Agreement, to the extent the Investor or its Affiliate is a party thereto.
5.3    Securities Law Compliance; Refusal to Register Transfers. The Company shall not register any Transfer of shares of Warrant Stock unless (a) such transfer is pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or (b) such transfer is exempt from registration under the Securities Act and such laws, and, if requested by the Company, the transferring holder provides an opinion of counsel reasonably satisfactory to the Company to such effect. The Company may instruct its transfer agent to refuse to register any transfer not made in compliance with this Section 5.3.

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5.4    Stop-Transfer Orders and Legends. The Company may place appropriate stop-transfer orders and legends on the Warrants and shares of Warrant Stock in order to enforce the provisions of this Agreement and applicable securities laws.
6.    Representations and Warranties.
6.1    Company Representations and Warranties. The Company represents and warrants to the Investor as of the date hereof and as of the date of each exercise of the Warrants that:
a)Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted.
b)Authorization; Enforceability. The execution, delivery and performance of this Agreement and the issuance of the Warrants and the shares of Warrant Stock have been duly authorized by all necessary corporate action of the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws and general principles of equity.
c)No Conflicts. The execution, delivery and performance of this Agreement and the issuance of the Warrants and the shares of Warrant Stock do not (i) violate the Company’s organizational documents, (ii) conflict with or constitute a default under any material agreement to which the Company is a party, or (iii) violate any material law, rule or regulation applicable to the Company.
d)Valid Issuance of Shares of Warrant Stock. The shares of Warrant Stock, when issued and delivered upon due exercise of the Warrants in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances arising by or through the Company (other than restrictions under this Agreement, the SAFE, applicable securities laws, and any agreement binding such holder).
6.2    Investor Representations and Warranties. The Investor represents and warrants to the Company as of the date hereof and, in respect of Sections 6.2(a) (Organization; Authority), 6.2(b) (Investment Intent; Own Account), 6.2(c) (Private Placement; No Registration; Restrictions on Transfer), 6.2(d) (No General Solicitation), and 6.2(f) (Access to Information; Independent Investigation), at the date of each exercise of the Warrants, that:
a)Organization; Authority. The Investor has full power and authority to execute, deliver and perform this Agreement and to acquire and hold the Warrants and, upon exercise, the shares of Warrant Stock. This Agreement constitutes, and each Exercise Notice when delivered will constitute, a valid and binding obligation of the Investor, enforceable against the Investor in accordance with

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its terms, subject to applicable bankruptcy, insolvency and similar laws and general principles of equity.
b)Accredited Investor; Investment Intent; Own Account. The Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act. The Investor is acquiring the Warrants, and upon exercise will acquire the shares of Warrant Stock, for its own account (or for the account of one or more permitted affiliates for which it is acting as fiduciary or agent), for investment purposes only, and not with a present view to, or for resale in connection with, any distribution thereof in violation of the Securities Act or any applicable state or foreign securities laws.
c)Private Placement; No Registration; Restrictions on Transfer. Except as expressly set forth in Section 7.4, the Investor understands that the Warrants and the Warrant Stock have not been, and will not be, registered under the Securities Act or any state or foreign securities laws, and are being offered and sold in reliance on the private‑offering exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D and/or Regulation S thereunder. The Investor understands that the Warrants and the Warrant Stock are “restricted securities” within the meaning of Rule 144, that they may not be offered, sold, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement or an available exemption from the registration requirements of the Securities Act and applicable state and foreign securities laws, and that book‑entry positions representing such securities will bear appropriate restrictive legends and be subject to stop‑transfer instructions.
d)No General Solicitation. The Investor is purchasing the Warrants pursuant to its investment decision in respect of the SAFE and is not acquiring the Warrants as a result of any general solicitation or general advertising, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, or any seminar or meeting whose attendees were invited by general solicitation or general advertising.
e)Sophistication; Ability to Bear Risk. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrants and the shares of Warrant Stock and of making an informed investment decision with respect thereto, and is able to bear the economic risk of such investment for an indefinite period of time, including a complete loss.
f)Access to Information; Independent Investigation. The Investor and its advisers have been given the opportunity to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and

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conditions of the Warrants and the shares of Warrant Stock and the business, financial condition, operations and prospects of the Company, and to obtain any additional information that the Company can reasonably provide and that the Investor deems necessary or appropriate to evaluate the investment. The Investor has made its own investment decision with respect to this Agreement, the Warrants and the shares of Warrant Stock based on such information as it has deemed appropriate and without reliance on any statement, representation or warranty of the Company or any of its representatives, other than the representations and warranties expressly set forth in this Agreement and the SAFE.
g)No Advice; Reliance on Advisors. The Investor acknowledges that the Company and its affiliates and representatives have not provided, and are not providing, any legal, tax, regulatory or investment advice in connection with the Warrants, this Agreement or any exercise hereof. The Investor has consulted with its own advisers as it has deemed appropriate.
h)No Governmental Recommendation or Approval. The Investor understands that no U.S. federal or state agency, no foreign securities commission and no other governmental authority has passed upon or made any recommendation or endorsement of (i) the Company or its securities or (ii) the merits of the purchase of the Warrants or the shares of Warrant Stock or the suitability of an investment in such securities.
i)Brokers and Finders. No broker, finder, financial adviser or other person is entitled to any broker’s, finder’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.
j)Compliance with Laws. The Investor’s acquisition and holding of the Warrants and shares of Warrant Stock and its performance of this Agreement will not violate any law, regulation, order or decree applicable to the Investor, or any agreement to which the Investor is a party, in any manner that would reasonably be expected to have a material adverse effect on the Investor’s ability to perform its obligations hereunder.
k)Anti‑Money Laundering; Sanctions. The Investor is in compliance in all material respects with applicable anti-money laundering and anti-terrorism financing laws and regulations and applicable economic sanctions laws and regulations. The Investor is not, and is not owned or controlled by, a person that is the subject of applicable sanctions administered or enforced by the United States, the United Kingdom, the European Union or any other relevant sanctions authority, or that appears on any list of prohibited persons maintained by such authorities.

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l)Company Reliance. The Investor understands and acknowledges that the Company is relying upon the accuracy and completeness of the foregoing representations and warranties in complying with U.S. federal and state securities laws, applicable non‑U.S. securities laws and the rules of any applicable securities exchange in connection with the offer and sale of the Warrants and the shares of Warrant Stock.
7.    Other Covenants and Miscellaneous.
7.1    No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.
7.2    Reservation of Class A Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Class A Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.
7.3    Ongoing Compliance. The Investor will not knowingly use the Warrants or any shares of Warrant Stock, or the proceeds of any disposition thereof, in violation of applicable anti-money laundering or sanctions laws, and will provide such information as the Company may reasonably request from time to time to comply with applicable “know your customer” or similar requirements.
7.4    Resale Shelf Registration.
a)Inclusion in Resale Shelf. Pursuant to the Side Letter to Safe Investment, dated as of November 25, 2025, each between the Company and the Investor referred to therein, the Company shall, in connection with the Closing, include the Warrant Stock underlying and issuable upon exercise of the Warrants in a resale shelf registration statement on Form S-1 (the “Resale Shelf Registration Statement”) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) no later than twenty (20) business days prior to the Closing.
b)Efforts; Effectiveness. The Company shall use commercially reasonable efforts to (i) cause the Resale Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable following the Closing and (ii) keep the Resale Shelf Registration Statement continuously effective for a period of at least one (1) year following the Closing (or until such time as all such securities may be sold without restriction under Rule 144).

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c)Investor Cooperation. The Investor shall furnish to the Company such information regarding itself as the Company may reasonably request for inclusion in the Resale Shelf Registration Statement and shall take such other actions as may be reasonably necessary to facilitate the registration of the Warrant Stock for resale.
d)Limitations. Notwithstanding the foregoing, the Company’s obligations under this Section 7.4 shall be subject to applicable law and Commission rules and regulations, including the Company’s ability to register such Warrant Stock for resale at the time of filing.
7.5    Notices. Any notice required or permitted under this Agreement shall be deemed sufficient if given in writing and delivered (a) personally or by internationally recognized overnight courier, or (b) by email, to the addresses or email addresses for the Parties set forth in the SAFE (or to such other address or email address as a Party may designate by notice), and shall be effective as provided in the notice provision of the SAFE.
7.6    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for agreements made and to be wholly performed within such territory. The Parties hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.
7.7    Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision shall be deemed severed and shall not affect the validity or enforceability of the remaining provisions, which shall remain in full force and effect. The Parties shall negotiate in good faith to replace any invalid, illegal or unenforceable provision with a valid, legal and enforceable provision that most closely reflects their original intent.
7.8    Entire Agreement. This Agreement, together with the SAFE, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to such subject matter.
7.9    Amendments; Waivers. This Agreement may be amended or modified, and any provision hereof may be waived, only by a written instrument signed by the Company and the Investor. No waiver of any provision shall be deemed a waiver of any other provision, nor shall any waiver constitute a continuing waiver.
7.10    Counterparts; Electronic Signatures. This Agreement may be executed in counterparts (including by pdf or other electronic signature), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[Signature Page Follows]

14

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

ENHANCED GROUP INC.

By:
Name:
Title:

[INVESTOR]

By:
Name:
Title:
[Signature Page to Warrant Agreement]

FORM OF NOTICE OF EXERCISE
To Be Executed by the Registered Holder in Order to Exercise Warrants
The undersigned registered holder of Warrants irrevocably elects to exercise _______________ Warrants, and to purchase the shares of Warrant Stock issuable upon the exercise of such Warrants, and requests that the register of members of the Company be updated reflect the issuance of such shares of Warrant Stock.
The undersigned hereby directs that such shares of Warrant Stock be issued in uncertificated (book-entry) form and registered in the name of:
(PLEASE TYPE OR PRINT NAME AND ADDRESS)
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
If applicable, such shares shall be credited in book-entry form to the following account:
DTC Participant Name:________________
DTC Participant Number: ______________
Account Number: ________________
Email Address for Electronic Confirmation of Issuance:
__________________________________________________________________
Acknowledgements and Representations
The undersigned acknowledges and agrees that :
a)The shares of Warrant Stock issuable upon exercise of the Warrants will be issued in uncertificated (book-entry) form only and that no physical stock certificates will be issued.
b)The book-entry position representing such shares will bear, and the undersigned hereby acknowledges and agrees to the inclusion of, a legend (or a notation of substantially similar effect) (the “Legend”) in the records of the Company and/or its transfer agent substantially in the form set out in Section 2.2(d) of the Warrant Agreement, dated as of [●], 2026, between the undersigned and the Company.
c)The undersigned has reviewed the Legend and agrees that the shares of Warrant Stock shall remain subject to the restrictions described therein.
[Signature Page Follows]

[Signature of registered holder of Warrants]

By:
Name:
Title: